Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Academy Sports and Outdoors, Inc. (the “Company”) for the fiscal year ended January 29, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ken C. Hicks, Chairman, President and Chief Executive Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

/s/	KEN C. HICKS	Date:	March 29, 2022
Ken C. Hicks
Chairman, President and Chief Executive Officer
(principal executive officer)